                                                                    Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT
Nigel Ekern
Chief Administrative Officer
Clarus Corporation
(203) 302-2000
nekern@claruscorp.com


                   CLARUS ANNOUNCES THIRD QUARTER 2003 RESULTS


GREENWICH, CONNECTICUT--NOVEMBER 11, 2003--Clarus Corporation (Nasdaq: CLRS) today announced financial results for the quarter and nine months ended September 30, 2003. Clarus reported revenues of $104,000 for the first nine months of 2003 from the recognition of deferred software service fees compared to $8.0 million during the comparable period of 2002. Net loss for the first nine months of 2003 was $4.1 million or $0.26 per diluted share compared to a net loss of $31.0 million or $1.99 per diluted share during the comparable period of 2002. As of September 30, 2003, Clarus' cash, cash equivalents and marketable securities were $88.6 million (or $5.37 gross cash per share(1)) compared to $95.1 million as of December 31, 2002. Clarus currently has approximately $128 million of net operating losses, capital losses and other U.S. and foreign tax credit carryforwards to offset taxable income that Clarus may recognize in the future, subject to limitations of applicable tax laws.

Nigel Ekern, Clarus' Chief Administrative Officer stated, "We are seeking to identify and continue to actively evaluate suitable acquisition and merger opportunities as part of our strategy to redeploy our cash and utilize our NOL's, to the extent available. We have seen a pick up in deal activity over the last couple months and are encouraged by these signs that companies are becoming more willing to engage in M&A transactions."

Clarus does not currently intend to hold conference calls to discuss quarterly earnings releases unless and until the Company consummates an acquisition in connection with its redeployment strategy. At such time, the Company plans to resume holding quarterly conference calls to review earnings and Clarus' operating performance.

Clarus, formerly a provider of e-commerce business solutions, is seeking to redeploy its assets and use its substantial cash and cash equivalent assets to enhance stockholder value.

--------------
(1) Gross cash per share at September 30, 2003 equals cash, cash equivalents and marketable securities of $88.6 million divided by 16.5 million common shares outstanding.

This press release contains forward-looking statements within the meaning of the Securities Act of 1933 and the Exchange Act of 1934. Information in this release includes Clarus' beliefs, expectations, intentions and strategies regarding Clarus, its future and its products and services. Assumptions relating to the forward-looking statements involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risks including our inability to execute successfully our planned effort to redeploy our assets to enhance stockholder value, the unavailability of our net operating loss carry forward, and that the unaudited financial information provided in this press release may be adjusted as a result of the year end audit. Clarus cannot guarantee its future performance. All forward-looking statements contained in this release are based on information available to Clarus as of the date of this release and Clarus assumes no obligation to update the forward-looking statement contained herein.

For further information regarding the risks and uncertainties in connection with Clarus' business, please refer to the "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" sections of Clarus' filings with the Securities and Exchange Commission, including but not limited to, its most recent annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained at the SEC's web site at http://www.sec.gov.

                               CLARUS CORPORATION
                           CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)


                                                                                 SEPTEMBER 30,          DECEMBER 31,
                                                                                    2003                   2002
                                                                                  --------             ------------
                                            ASSETS
  CURRENT ASSETS:
   Cash and cash equivalents                                                        $10,894                $42,225
   Marketable securities                                                             77,702                 52,885
   Accounts receivable, less allowance for doubtful accounts
         of $0 and $586 in 2003 and 2002, respectively                                   --                    467
   Prepaids and other current assets                                                    980                  1,262
   Assets held for sale                                                                  --                     48
                                                                                  ---------            -----------
  Total current assets                                                               89,576                 96,887

  PROPERTY AND EQUIPMENT, NET                                                             4                    809

  OTHER ASSETS:
   Deposits and other long-term assets                                                   37                     68
                                                                                  ---------            -----------
    TOTAL ASSETS                                                                    $89,617                $97,764
                                                                                  =========            ===========

                             LIABILITIES AND STOCKHOLDERS' EQUITY
  CURRENT LIABILITIES:
   Accounts payable and accrued liabilities                                          $1,875                 $1,936
   Deferred revenue                                                                   1,132                  1,248
   Current portion of long-term debt                                                     --                  5,000
   Liabilities to be assumed                                                             --                    220
                                                                                  ---------            -----------
  Total current liabilities                                                           3,007                  8,404

  LONG-TERM LIABILITIES:                                                                 --                     --
   Other long-term liabilities                                                           --                     --
                                                                                  ---------            -----------
  Total liabilities                                                                   3,007                  8,404

  STOCKHOLDERS' EQUITY:
   Preferred stock, $.0001 par value; 5,000,000 shares authorized; none issued           --                     --
   Common stock, $.0001 par value; 100,000,000 shares authorized;
    16,564,358 and 15,762,707 shares issued and 16,489,358 and 15,687,707
    outstanding in 2003 and 2002, respectively                                            2                      2
   Additional paid-in capital                                                       366,393                361,715
   Accumulated deficit                                                             (276,562)              (272,436)
   Treasury stock, at cost                                                               (2)                    (2)
   Accumulated other comprehensive income                                                98                    146
   Deferred compensation                                                             (3,319)                   (65)
                                                                                  ---------            -----------
  Total stockholders' equity                                                         86,610                 89,360
                                                                                  ---------            -----------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                      $89,617                $97,764
                                                                                  =========            ===========

                               CLARUS CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                             THREE MONTHS               NINE MONTHS
                                                          ENDED SEPTEMBER 30,        ENDED SEPTEMBER 30,
                                                         ---------------------      -----------------------
                                                             2003         2002          2003          2002
                                                             ----         ----          ----          ----
    REVENUES:
     License fees                                        $     --    $     162      $     --     $   2,649
     Services fees                                             25        1,354           104         5,352
                                                         ----------------------     -----------------------
      Total revenues                                           25        1,516           104         8,001

    COST OF REVENUES:
     License fees                                              --            5            --            21
     Services fees                                             --          990            --         4,809
                                                         ----------------------     -----------------------
      Total cost of revenues                                   --          995            --         4,830

    OPERATING EXPENSES:
     Research and development                                  --        1,255            --         6,437
     Sales and marketing                                       --        1,020            --         7,699
     General and administrative                               848        2,090         4,363         7,973
     Intangible impairment loss                                --           --            --        10,360
     Provision for doubtful accounts                          (48)        (300)           18          (297)
     Depreciation and amortization                             --          971           762         3,859
                                                         ----------------------     -----------------------
      Total operating expenses                                800        5,036         5,143        36,031

    OPERATING LOSS                                           (775)      (4,515)       (5,039)      (32,860)
    OTHER INCOME/(EXPENSE)                                   (125)          14             3            26
    INTEREST INCOME                                           228          568           976         1,986
    INTEREST EXPENSE                                           --          (56)          (66)         (169)
                                                         ----------------------     -----------------------
     NET LOSS                                            $   (672)   $  (3,989)     $ (4,126)    $ (31,017)
                                                         ======================     =======================

     Loss per common share:
      Basic                                              $  (0.04)   $   (0.26)     $  (0.26)    $   (1.99)
      Diluted                                            $  (0.04)   $   (0.26)     $  (0.26)    $   (1.99)

     Weighted average shares outstanding:
      Basic                                                15,975       15,630        15,867        15,597
      Diluted                                              15,975       15,630        15,867        15,597

                               CLARUS CORPORATION
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)


                                                                                  NINE MONTHS
                                                                                ENDED SEPTEMBER 30,
                                                                            ------------------------
                                                                              2003            2002
                                                                            --------       ---------
    CASH FLOWS FROM OPERATING ACTIVITIES:
    Net loss                                                                 $(4,126)       $(31,017)
    Adjustments to reconcile net loss to net cash used in operating activities:
     Depreciation and amortization on property and equipment                     762           3,404
     Loss/(Gain) on sale of marketable securities                                125             (15)
     Impairment of intangible assets                                              --          10,360
     Amortization of intangible assets                                            --             455
     Noncash sales and marketing expense                                          --             450
     Noncash general and administrative expense                                  182              --
     Provision for doubtful accounts                                              18            (297)
     Loss/(Gain) on disposal of property & equipment                              36             918
     Changes in operating assets and liabilities:
      Accounts receivable                                                        449           1,900
      Prepaid and other current assets                                           282             984
      Assets held for sale                                                        48              --
      Deposits and other long-term assets                                         31             443
      Accounts payable and accrued liabilities                                   (61)         (1,306)
      Deferred revenue                                                          (116)         (4,923)
      Liabilities to be assumed                                                 (220)             --
      Other long-term liabilities                                                 --              (9)
                                                                            --------       ---------
       NET CASH (USED IN)/PROVIDED BY OPERATING ACTIVITIES                    (2,590)        (18,653)

    CASH FLOWS FROM INVESTING ACTIVITIES:
     Purchases of marketable securities                                     (100,915)        (97,690)
     Proceeds from sale of marketable securities                              14,025           4,228
     Proceeds from maturity of marketable securities                          61,899          73,717
     Proceeds from sale of investments                                            --             200
     Proceeds from sale of property & equipment                                   11              83
     Purchases of property and equipment                                          (4)           (182)
                                                                            --------       ---------
       NET CASH (USED IN)/PROVIDED BY INVESTING ACTIVITIES                   (24,984)        (19,644)

    CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds from the exercises of stock options                              1,243             268
     Repayment of debt                                                        (5,000)             --
     Proceeds from issuance of common stock related to employee
     stock purchase plan                                                          --             119
                                                                            --------       ---------
       NET CASH (USED IN)/PROVIDED BY FINANCING ACTIVITIES                    (3,757)            387
                                                                            --------       ---------
    Effect of exchange rate change on cash                                        --              27

    DECREASE IN CASH AND CASH EQUIVALENTS                                    (31,331)        (37,883)

    CASH AND CASH EQUIVALENTS, Beginning of Period                            42,225          55,628
                                                                            --------       ---------
    CASH AND CASH EQUIVALENTS, End of Period                                $ 10,894         $17,745
                                                                            ========       =========
    SUPPLEMENTAL CASH FLOW DISCLOSURE:
                                                                            --------       ---------
     Cash paid for interest                                                   $ --            $113

     Significant Non-Cash Transaction:  Grant of restricted stock to
     Warren B. Kanders on April 12, 2003                                     $ 2,680          $ --
                                                                            ========       =========